Quarterly Financial Supplement — December 31, 2003

On March 28, 2003, HSBC Holdings plc (“HSBC”) acquired Household International, Inc. (“Household”). In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been “pushed-down” and recorded in our financial statements for periods subsequent to March 28, 2003. This has resulted in a new basis of accounting reflecting the fair market value of our assets and liabilities for the “successor” period beginning March 29, 2003. Information for all “predecessor” periods prior to the merger are presented using our historical basis of accounting, which impacts comparability to our “successor” periods. To assist in the comparability of our financial results and make it easier to understand our results of operations, this Quarterly Financial Supplement combines the “predecessor period” (January 1 to March 28, 2003) with the “successor period” (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003.

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition to GAAP financial results, this Quarterly Financial Supplement includes references to the following information which is presented on a non-GAAP basis:

Operating results, percentages and ratios Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding certain nonrecurring items. These nonrecurring items are also excluded in calculating our “normalized” efficiency ratios. We believe that excluding these nonrecurring items helps readers of our financial statements to better understand the results and trends of our underlying business.

A reconciliation of net income to operating net income follows:

	Three Months Ended			Twelve Months Ended
($ millions)	12/31/03	9/30/03	12/31/02	12/31/03	12/31/02
Net income	$574.3	$471.5	$338.2	$1,665.2	$1,557.8
HSBC acquisition related costs and other merger related items incurred by Household, after-tax	—	—	—	167.3	—
Settlement charge and related expenses, after-tax	—	—	—	—	333.2
Loss on disposition of Thrift assets and deposits, after-tax	—	—	240.0	—	240.0

Operating net income	$574.3	$471.5	$578.2	$1,832.5	$2,131.0

Net income during 2003 was positively impacted by purchase accounting adjustments and by the discontinuation of the shortcut method of accounting for our interest rate swaps under SFAS No. 133, both which were the result of the HSBC merger. Amortization of purchase accounting adjustments increased net income by $34.1 million for the three months ended December 31, 2003, $32.1 million for the three months ended September 30, 2003, and $109.5 million for the twelve months ended December 31, 2003. The loss of the shortcut method of accounting for our interest rate swaps also increased net income by $3.7 million for the three months ended September 30, 2003, and $51.0 million for the twelve months ended December 31, 2003. We have restructured our interest rate swap portfolio to regain use of the shortcut method of accounting and to reduce the potential volatility of future earnings.

Quarterly Financial Supplement — December 31, 2003

Managed basis reporting We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.

When reporting on a managed basis, net interest margin, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statements of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned portfolio.

Equity Ratios Tangible shareholder’s(s’) equity to tangible managed assets (“TETMA”), tangible shareholder’s(s’) equity plus owned loss reserves to tangible managed assets (“TETMA + Owned Reserves”) and tangible common equity to tangible managed assets are non-GAAP financial measures that are used by Household management or certain rating agencies to evaluate capital adequacy. These ratios may differ from similarly named measures presented by other companies. The most directly comparable GAAP financial measure is common and preferred equity to owned assets.

We also monitor our equity ratios excluding the impact of purchase accounting adjustments. We do so because we believe that the purchase accounting adjustments represent non-cash transactions which do not affect our business operations, cash flows or ability to meet our debt obligations.

Preferred securities issued by certain non-consolidated trusts are considered equity in the TETMA and TETMA + Owned Reserves calculations because of their long-term subordinated nature and the ability to defer dividends. Our Adjustable Conversion-Rate Equity Security Units, which exclude purchase accounting adjustments, are also considered equity in these calculations because they include obligations to purchase HSBC ordinary shares in 2006.

See pages 16 to 22 for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.

Household International, Inc.

Quarterly Financial Supplement — December 31, 2003

Household International, Inc.

Quarterly Highlights

Summary Owned Income Statement	Three Months Ended			% Change from Prior
($ millions)	12/31/03	9/30/03	12/31/02	Qtr.	Year
Net interest margin and other revenues, excluding loss on disposition of Thrift assets and deposits	$3,055.6	$2,965.2	$2,922.9	3.0%	4.5%
Loss on disposition of Thrift assets and deposits	—	—	378.2	—	(100.0)
Provision for credit losses on owned receivables	916.7	1,001.3	985.1	(8.4)	(6.9)
Costs and expenses	1,268.8	1,252.7	1,111.6	1.3	14.1

Income before income taxes	870.1	711.2	448.0	22.3	94.2
Income taxes	295.8	239.7	109.8	23.4	100+

Net income	$574.3	$471.5	$338.2	21.8%	69.8%

Operating net income (1)	$574.3	$471.5	$578.2	21.8%	(.7)%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder’s(s’) equity	13.9%	11.8%	13.9%	17.8%	—
Return on average owned assets	1.95	1.68	1.33	16.1	46.6%
Efficiency ratio	39.8	40.3	41.5	(1.2)	(4.1)
Net interest margin	8.14	8.41	7.42	(3.2)	9.7
Common and preferred equity to owned assets	14.82	14.66	10.64	1.1	39.2

Managed Basis: (1)
Return on average managed assets	1.62%	1.39%	1.07%	16.5%	51.4%
Efficiency ratio	31.1	35.2	33.8	(11.6)	(8.0)
Net interest margin	8.78	9.12	8.28	(3.7)	6.0
Tangible equity to tangible managed assets (“TETMA”) (2)	7.08	6.79	9.08	4.3	(22.0)
Tangible equity plus owned loss reserves to tangible managed assets (“TETMA + Owned Reserves”) (2)	9.94	9.76	11.87	1.8	(16.3)
Tangible common equity to tangible managed assets (2)	5.08	4.71	6.83	7.9	(25.6)

Excluding Nonrecurring Items: (1)
Owned Basis:
Return on average common shareholder’s(s’) equity	13.9%	11.8%	24.4%	17.8%	(43.0)%
Return on average owned assets	1.95	1.68	2.27	16.1	(14.1)
Efficiency ratio, normalized	39.8	40.3	35.9	(1.2)	10.9
Managed Basis:
Return on average managed assets	1.62	1.39	1.84	16.5	(12.0)
Efficiency ratio, normalized	31.1	35.2	30.0	(11.6)	3.7

(1) These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to pages one and two for a discussion of non-GAAP financial information and pages 16 and 17 for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2) Represents a non-GAAP financial ratio that is used by Household management or certain rating agencies to measure capital adequacy. The ratio may differ from similarly named measures presented by other companies. Common and preferred equity to owned assets is the most directly comparable GAAP financial measure and is also presented in the table above. Excluding the impact of “push-down” accounting on our assets and common shareholder’s equity, TETMA would have been 8.89 percent at December 31, 2003 and 8.80 percent at September 30, 2003, TETMA + Owned Reserves would have been 11.76 percent at December 31, 2003 and 11.79 percent at September 30, 2003 and tangible common equity to tangible managed assets would have been 6.93 percent at December 31, 2003 and 6.76 percent at September 30, 2003. Refer to pages one and two for a discussion of non-GAAP financial information and page 22 for quantitative reconciliations to the equivalent GAAP basis financial measure.

Household International, Inc.

Year-to-Date Highlights

Summary Owned Income Statement	Twelve Months Ended
($ millions)	12/31/03 (1)	12/31/02	% Change
Net interest margin and other revenues, excluding loss on disposition of Thrift assets and deposits	$11,730.0	$11,178.5	4.9%
Loss on disposition of Thrift assets and deposits	—	378.2	100.0
Provision for credit losses on owned receivables	3,966.9	3,732.0	6.3
Costs and expenses, excluding HSBC acquisition related costs incurred by Household and settlement charge and related expenses	4,992.5	4,290.5	16.4
HSBC acquisition related costs incurred by Household	198.2	—	100.0
Settlement charge and related expenses	—	525.0	(100.0)

Income before income taxes	2,572.4	2,252.8	14.2
Income taxes	907.2	695.0	30.5

Net income	$1,665.2	$1,557.8	6.9%

Operating net income (2)	$1,832.5	$2,131.0	(14.0)%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder’s(s’) equity	11.4%	17.3%	(34.1)%
Return on average owned assets	1.51	1.62	(6.8)
Efficiency ratio	42.4	42.6	(.5)
Net interest margin	8.10	7.57	7.0

Managed Basis: (2)
Return on average managed assets	1.24%	1.31%	(5.3)%
Efficiency ratio	35.3	36.0	(1.9)
Net interest margin	8.86	8.47	4.6

Excluding Nonrecurring Items: (2)
Owned Basis:
Return on average common shareholder’s(s’) equity	12.6%	23.9%	(47.3)%
Return on average owned assets	1.66	2.21	(24.9)
Efficiency ratio, normalized	40.7	36.3	12.1
Managed Basis:
Return on average managed assets	1.36	1.80	(24.4)
Efficiency ratio, normalized	33.9	30.8	10.1

(1)	To assist in the comparability of our financial results, the “predecessor period” (January 1 to March 28, 2003) has been combined with the “successor period” (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. Refer to page one for additional information regarding the “successor period” and “predecessor period”.

(2)	These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to pages one and two for a discussion of non-GAAP financial information and pages 16 and 17 for quantitative reconciliations to the equivalent GAAP basis financial measure.

Household International, Inc.

Consolidated Statements of Income — Owned Basis

Three Months

	Three Months Ended			% Change from Prior
($ millions)	12/31/03	9/30/03	12/31/02	Qtr.	Year
Finance and other interest income	$2,637.8	$2,575.5	$2,669.1	2.4%	(1.2)%
Interest expense	593.9	556.5	952.6	6.7	(37.7)

Net interest margin	2,043.9	2,019.0	1,716.5	1.2	19.1
Provision for credit losses on owned receivables	916.7	1,001.3	985.1	(8.4)	(6.9)

Net interest margin after provision for credit losses	1,127.2	1,017.7	731.4	10.8	54.1

Securitization revenue	334.7	381.9	536.0	(12.4)	(37.6)
Insurance revenue	192.4	192.7	188.0	(.2)	2.3
Investment income	44.2	37.0	44.2	19.5	—
Fee income	314.0	299.5	279.9	4.8	12.2
Other income	126.4	35.1	158.3	100+	(20.2)
Loss on disposition of Thrift assets and deposits	—	—	(378.2)	—	100.0

Total other revenues	1,011.7	946.2	828.2	6.9	22.2

Salaries and fringe benefits	507.4	493.3	462.1	2.9	9.8
Sales incentives	64.6	76.6	73.6	(15.7)	(12.2)
Occupancy and equipment expenses	103.6	95.0	91.5	9.1	13.2
Other marketing expenses	141.3	128.1	121.7	10.3	16.1
Other servicing and administrative expenses	279.6	282.3	253.8	(1.0)	10.2
Amortization of acquired intangibles and goodwill	82.8	82.4	12.7	.5	100+
Policyholders’ benefits	89.5	95.0	96.2	(5.8)	(7.0)

Total costs and expenses	1,268.8	1,252.7	1,111.6	1.3	14.1

Income before income taxes	870.1	711.2	448.0	22.3	94.2
Income taxes	295.8	239.7	109.8	23.4	100+

Net income	$574.3	$471.5	$338.2	21.8%	69.8%

Operating net income (1)	$574.3	$471.5	$578.2	21.8%	(1)%

(1)	This non-GAAP financial measure is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page one for a discussion of this non-GAAP financial measure and a quantitative reconciliation to the equivalent GAAP basis financial measure.

Securitization Revenue (1)

	Three Months Ended
($ millions)	12/31/03	9/30/03	12/31/02
Net initial gains	$83.8	$24.5	$95.2
Net replenishment gains	138.7	138.3	139.8
Servicing revenue and excess spread	112.2	219.1	301.0

Total	$334.7	$381.9	$536.0

(1)	Our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income (loss), decreased $137.4 million in the quarter ended December 31, 2003, decreased $79.6 million in the quarter ended September 30, 2003, and increased $29.3 million in the quarter ended December 31, 2002.

Receivables Securitized

	Three Months Ended
($ millions)	12/31/03	9/30/03	12/31/02
Auto finance	$515.9	—	$952.6
MasterCard/Visa (1)	—	$350.0	184.0
Private label	1,000.0	—	857.2
Personal non-credit card	1,620.0	885.0	1,208.0

Total	$3,135.9	$1,235.0	$3,201.8

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Household International, Inc.

Consolidated Statements of Income — Owned Basis

Twelve Months

	Twelve Months Ended
($ millions)	12/31/03 (1)	12/31/02	% Change
Finance and other interest income	$10,262.4	$10,525.6	(2.5)%
Interest expense	2,621.2	3,871.3	(32.3)

Net interest margin	7,641.2	6,654.3	14.8
Provision for credit losses on owned receivables	3,966.9	3,732.0	6.3

Net interest margin after provision for credit losses	3,674.3	2,922.3	25.7

Securitization revenue	1,440.3	2,134.0	(32.5)
Insurance revenue	745.7	716.4	4.1
Investment income	195.7	182.0	7.5
Fee income	1,170.3	948.4	23.4
Other income	536.8	543.4	(1.2)
Loss on disposition of Thrift assets and deposits	—	(378.2)	100.0

Total other revenues	4,088.8	4,146.0	(1.4)

Salaries and fringe benefits	1,997.9	1,817.0	10.0
Sales incentives	263.5	255.9	3.0
Occupancy and equipment expenses	399.8	371.1	7.7
Other marketing expenses	548.1	531.0	3.2
Other servicing and administrative expenses	1,148.5	888.9	29.2
Amortization of acquired intangibles and goodwill	257.8	57.8	100+
Policyholders’ benefits	376.9	368.8	2.2
HSBC acquisition related costs incurred by Household	198.2	—	100.0
Settlement charge and related expenses	—	525.0	(100.0)

Total costs and expenses	5,190.7	4,815.5	7.8

Income before income taxes	2,572.4	2,252.8	14.2
Income taxes	907.2	695.0	30.5

Net income	$1,665.2	$1,557.8	6.9%

Operating net income (2)	$1,832.5	$2,131.0	(14.0)%

(1)	To assist in the comparability of our financial results, the “predecessor period” (January 1 to March 28, 2003) has been combined with the “successor period” (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. Refer to page one for additional information regarding the “successor period” and “predecessor period”.

(2)	This non-GAAP financial measure is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page one for a discussion of this non-GAAP financial measure and a quantitative reconciliation to the equivalent GAAP basis financial measure.

Securitization Revenue(1)

	Twelve Months Ended
($ millions)	12/31/03	12/31/02
Net initial gains	$175.9	$322.0
Net replenishment gains	548.4	523.2
Servicing revenue and excess spread	716.0	1,288.8

Total	$1,440.3	$2,134.0

(1)	Our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income (loss), decreased $451.2 million in the twelve months ended December 31, 2003 and increased $139.0 million in the twelve months ended December 31, 2002.

Receivables Securitized

	Twelve Months Ended
($ millions)	12/31/03	12/31/02
Auto finance	$1,523.0	$3,288.6
MasterCard/Visa	670.0	1,557.4
Private label	1,250.0	1,747.2
Personal non-credit card	3,320.0	3,560.7

Total	$6,763.0	$10,153.9

Household International, Inc.

Credit Quality/Credit Loss Reserves — Owned Basis

Two-Months-and-Over Contractual Delinquency

As a percent of owned consumer receivables, excludes commercial.	12/31/03		9/30/03	12/31/02
Real estate secured	4.33	%(1)	4.20%	3.91%
Auto finance	2.51		2.14	3.96
MasterCard/Visa	5.76		5.99	5.97
Private label	5.42		5.59	6.36
Personal non-credit card	10.01		9.96	8.95

Total	5.36	%(1)	5.36%	5.34%

(1)	On December 31, 2003, we sold $2.8 billion of our higher quality non-conforming real estate secured receivables to HSBC Bank USA. Excluding this sale, real estate secured delinquency would have been 4.11 percent and total delinquency would have been 5.21 percent.

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average owned consumer receivables, annualized, excludes commercial.	12/31/03		9/30/03	12/31/02
Real estate secured	.94	%(1)	.91%	1.10%
Auto finance	3.36	(1)	4.62	8.50
MasterCard/Visa	8.55		8.61	9.02
Private label	5.05		5.35	6.35
Personal non-credit card	10.11		10.55	7.74

Total	3.75	%(1)	3.98%	3.87%

Real estate charge-offs and REO expense as a percent of average owned real estate secured receivables	1.37%		1.35%	1.47%

(1)	In November 2003, we adopted FASB Staff Position Number 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15, and the Measurement of Cumulative Losses Previously Recognized Under Paragraph 37 of FASB Statement No. 144” (“FSP 144-1”). Under FSP 144-1, sales commissions related to the sale of foreclosed assets are recognized as a charge-off through the provision for credit losses. Historically, we had recognized sales commission expense as a component of other servicing and administrative expenses in our statements of income. The adoption increased real estate charge-offs by 7 basis points, auto finance charge-offs by 12 basis points, and total consumer charge-offs by 4 basis points for the quarter ended December 31, 2003. The impact on prior periods was not material.

Credit Loss Reserves

($ millions)	12/31/03		9/30/03	12/31/02
Reserves for owned receivables at beginning of quarter	$3,779.2		$3,658.6	$3,127.3
Provision for credit losses	916.7		1,001.3	985.1
Charge-offs, net of recoveries	(883.6	)(1)	(898.8)	(808.3)
Other, net	(19.2)		18.1	28.5

Reserves for owned receivables at end of quarter	$3,793.1		$3,779.2	$3,332.6

Reserves as a percent of owned receivables	4.11%		4.06%	4.04%

(1)	In November 2003, we adopted FASB Staff Position Number 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15, and the Measurement of Cumulative Losses Previously Recognized Under Paragraph 37 of FASB Statement No. 144” (“FSP 144-1”). Under FSP 144-1, sales commissions related to the sale of foreclosed assets are recognized as a charge-off through the provision for credit losses. Historically, we had recognized sales commission expense as a component of other servicing and administrative expenses in our statements of income. The adoption increased total charge-offs by $10.3 million for the quarter ended December 31, 2003. The impact on prior periods was not material.

Nonperforming Assets

($ millions)	12/31/03	9/30/03	12/31/02
Nonaccrual owned receivables	$3,143.6	$3,197.1	$2,665.9
Accruing owned receivables 90 or more days delinquent	904.5	883.1	860.7
Renegotiated commercial loans	1.6	1.5	1.3

Total nonperforming owned receivables	4,049.7	4,081.7	3,527.9
Real estate owned	631.2	543.0	427.1

Total nonperforming assets	$4,680.9	$4,624.7	$3,955.0

Owned credit loss reserves as a percent of nonperforming owned receivables	93.7%	92.6%	94.5%

Balance Sheet Data

($ millions)	12/31/03	9/30/03	12/31/02
Owned assets	$119,153.9	$114,519.3	$97,860.6
Owned receivables	92,378.2	93,027.9	82,562.3
Investment securities (1)	11,073.1	6,947.5	7,584.0
Managed assets (2)	145,354.3	138,628.2	122,794.1
Managed receivables (2)	118,578.6	117,136.8	107,495.8
Debt (3)	96,407.6	92,797.4	82,700.7
Preferred stock	1,100.0	1,100.0	1,193.2
Common shareholder’s(s’) equity	16,560.3	15,692.0	9,222.9

(1)	Includes amounts held in our credit card bank and other liquidity-related portfolios as well as in our insurance business. The unusually high balance at December 31, 2003 is the result of cash received from the $2.8 billion real estate secured loan sale to HSBC Bank USA on December 31, 2003 as well as excess liquidity.

(2)	These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page two for a discussion of managed basis reporting and pages 20 to 22 for quantitative reconciliations to the equivalent GAAP basis financial measure.

(3)	Includes junior subordinated notes issued to Household Capital Trusts of $1,061.4 million at December 31, 2003 and preferred securities of Household Capital Trusts totaling $1,020.6 million at September 30, 2003 and $975.0 million at December 31, 2002.

Household International, Inc.

Receivables Analysis

End-of-Period Receivables

				% Change from Prior
($ millions)	12/31/03	9/30/03	12/31/02	Qtr.	Year
Owned receivables:
Real estate secured	$51,221.0 (1)	$52,768.9	$45,818.5	(2.9)%	11.8%
Auto finance	4,138.1	3,701.1	2,023.8	11.8	100+
MasterCard/Visa	11,182.0	9,892.1	8,946.5	13.0	25.0
Private label	12,603.8	12,406.6	11,339.6	1.6	11.1
Personal non-credit card	12,832.0	13,850.3	13,970.9	(7.4)	(8.2)
Commercial and other	401.3	408.9	463.0	(1.9)	(13.3)

Total owned receivables	92,378.2	93,027.9	82,562.3	(.7)	11.9

Purchase accounting fair value adjustments	418.9	475.7	—	(11.9)	100.0
Accrued finance charges	1,572.4	1,557.6	1,537.6	1.0	2.3
Credit loss reserve for owned receivables	(3,793.1)	(3,779.2)	(3,332.6)	.4	13.8
Unearned credit insurance premiums and claims reserves	(702.6)	(674.5)	(799.0)	4.2	(12.1)
Interest-only strip receivables (2)	953.6	967.0	1,147.8	(1.4)	(16.9)
Amounts due and deferred from receivables sales	199.9	178.6	934.4	11.9	(78.6)

Total owned receivables, net	91,027.3	91,753.1	82,050.5	(.8)	10.9

Receivables serviced with limited recourse:
Real estate secured	193.6	214.0	456.2	(9.5)	(57.6)
Auto finance	4,674.8	4,699.6	5,418.6	(.5)	(13.7)
MasterCard/Visa	9,966.7	9,927.1	10,006.1	.4	(.4)
Private label	5,261.3	4,261.4	3,577.1	23.5	47.1
Personal non-credit card	6,104.0	5,006.8	5,475.5	21.9	11.5

Total receivables serviced with limited recourse	26,200.4	24,108.9	24,933.5	8.7	5.1

Total managed receivables, net (3)	$117,227.7	$115,862.0	$106,984.0	1.2%	9.6%

(1)	On December 31, 2003, we sold $2.8 billion of our higher quality non-conforming real estate secured receivables to HSBC Bank USA.

(2)	Our estimate of the recourse obligation, which is netted in our interest-only strip receivables, totaled $2,373.5 million at December 31, 2003, $1,954.0 million at September 30, 2003, and $1,759.5 million at December 31, 2002.

(3)	This non-GAAP financial measure is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page two for a discussion of managed basis reporting.

End-of-Period Managed Receivables (1)

					% Change from Prior
($ millions)	12/31/03		9/30/03	12/31/02	Qtr.	Year
Real estate secured	$51,414.6	(2)	$52,982.9	$46,274.7	(3.0)%	11.1%
Auto finance	8,812.9		8,400.7	7,442.4	4.9	18.4
MasterCard/Visa	21,148.7		19,819.2	18,952.6	6.7	11.6
Private label	17,865.1		16,668.0	14,916.7	7.2	19.8
Personal non-credit card (3)	18,936.0		18,857.1	19,446.4	.4	(2.6)
Commercial and other	401.3		408.9	463.0	(1.9)	(13.3)

Managed portfolio	$118,578.6		$117,136.8	$107,495.8	1.2%	10.3%

Percent of managed portfolio	12/31/03	9/30/03	12/31/02
Real estate secured	43.4%	45.2%	43.0%
Auto finance	7.4	7.2	6.9
MasterCard/Visa	17.8	16.9	17.6
Private label	15.1	14.2	13.9
Personal non-credit card	16.0	16.1	18.2
Commercial and other	.3	.4	.4

Managed portfolio	100.0%	100.0%	100.0%

(1)	This non-GAAP financial measure is provided for comparison of our trends and should be read in conjunction with our owned basis GAAP financial information. Refer to page two for a discussion of managed basis reporting.

(2)	On December 31, 2003, we sold $2.8 billion of our higher quality non-conforming real estate secured receivables to HSBC Bank USA.

(3)	Personal non-credit card receivables are comprised of the following:

($ millions)	12/31/03	9/30/03	12/31/02
Domestic personal non-credit card	$9,966.3	$10,046.0	$10,156.1
Union Plus personal non-credit card	713.8	755.4	1,095.4
Personal homeowner loans	4,638.8	4,692.0	5,131.7
Foreign non-credit card	3,617.1	3,363.7	3,063.2

Total	$18,936.0	$18,857.1	$19,446.4

Household International, Inc.

Supplemental Managed Basis Information

Revenues, Average Interest-Earning Assets and Net Interest Margin

Securitizations and sales of consumer receivables are a source of liquidity for us. We continue to service the securitized receivables after such receivables are sold and we retain a limited recourse obligation. Securitizations impact the classification of revenues. When reporting on a managed basis, net interest margin, provision for credit losses, and fee income related to receivables securitized and sold are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Three Months

	Three Months Ended						% Change from Prior
($ millions)	12/31/03	(1)	9/30/03	(1)	12/31/02	(1)	Qtr.	Year
Finance and other interest income	$3,471.9	11.11%	$3,418.9	11.43%	$3,534.0	12.11%	1.6%	(1.8)%
Interest expense	728.2	2.33	690.2	2.31	1,119.0	3.83	5.5	(34.9)

Net interest margin	2,743.7	8.78%	2,728.7	9.12%	2,415.0	8.28%	.5	13.6
Provision for credit losses	1,748.0		1,420.6		1,543.0		23.0	13.3

Net interest margin after provision for credit losses	$995.7		$1,308.1		$872.0		(23.9)%	14.2%

Insurance revenue	$192.4		$192.7		$188.0		(.2)%	2.3%
Investment income	44.2		37.0		44.2		19.5	—
Fee income	515.4		491.3		463.9		4.9	11.1
Securitization revenue	264.8		(100.3)		211.4		100+	25.3
Other income	126.4		35.1		158.3		100+	(20.2)
Loss on disposition of Thrift assets and deposits	—		—		(378.2)		—	100.0

Total other revenues	$1,143.2		$655.8		$687.6		74.3%	66.3%

Average managed receivables:
Real estate secured	$53,844.9		$51,274.3		$48,669.9		5.0%	10.6%
Auto finance	8,627.7		8,081.7		7,417.9		6.8	16.3
MasterCard/Visa	20,322.6		19,299.8		18,081.1		5.3	12.4
Private label	17,058.5		16,348.1		13,936.5		4.3	22.4
Personal non-credit card	18,866.3		18,849.5		19,567.1		.1	(3.6)
Commercial and other	403.1		417.7		467.9		(3.5)	(13.8)
Purchase accounting fair value adjustments	443.7		505.3		—		(12.2)	100.0

Total	119,566.8		114,776.4		108,140.4		4.2	10.6
Average noninsurance investments	4,792.8		4,308.9		8,009.4		11.2	(40.2)
Other interest-earning assets	637.4		632.9		579.1		.7	10.1

Average managed interest-earning assets	$124,997.0		$119,718.2		$116,728.9		4.4%	7.1%

(1)	% Columns: comparison to average managed interest-earning assets, annualized.

Twelve Months

	Twelve Months Ended
($ millions)	12/31/03(2)	(1)	12/31/02	(1)	% Change
Finance and other interest income	$13,682.0	11.55%	$13,883.0	12.59%	(1.4)%
Interest expense	3,187.2	2.69	4,545.8	4.12	(29.9)

Net interest margin	10,494.8	8.86%	9,337.2	8.47%	12.4
Provision for credit losses	6,241.8		5,655.0		10.4

Net interest margin after provision for credit losses	$4,253.0		$3,682.2		15.5%

Insurance revenue	$745.7		$716.4		4.1%
Investment income	195.7		182.0		7.5
Fee income	1,885.4		1,617.8		16.5
Securitization revenue	146.5		704.7		(79.2)
Other income	536.8		543.4		(1.2)
Loss on disposition of Thrift assets and deposits	—		(378.2)		100.0

Total other revenues	$3,510.1		$3,386.1		3.7%

Average managed receivables:
Real estate secured	$50,123.8		$47,829.8		4.8%
Auto finance	7,918.5		6,942.0		14.1
MasterCard/Visa	19,271.9		17,246.2		11.7
Private label	16,015.6		13,615.1		17.6
Personal non-credit card	19,040.9		18,837.1		1.1
Commercial and other	430.4		483.1		(10.9)
Purchase accounting fair value adjustments	396.7		—		100.0

Total	113,197.8		104,953.3		7.9
Average noninsurance investments	4,650.8		4,741.8		(1.9)
Other interest-earning assets	629.1		560.2		12.3

Average managed interest-earning assets	$118,477.7		$110,255.3		7.5%

(1)% Columns: comparison to average managed interest-earning assets, annualized.

(2) To assist in the comparability of our financial results, the “predecessor period” (January 1 to March 28, 2003) has been combined with the “successor period” (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. Refer to page one for additional information regarding the “successor period” and “predecessor period”.

Household International, Inc.

Supplemental Managed Basis Information

Credit Quality/Credit Loss Reserves — Managed Basis

Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	12/31/03		9/30/03	12/31/02
Real estate secured	4.35	%(1)	4.23%	3.94%
Auto finance	3.84		3.82	3.65
MasterCard/Visa	4.16		4.29	4.12
Private label	4.94		5.24	6.03
Personal non-credit card	10.69		10.42	9.41

Total	5.39	%(1)	5.36%	5.24%

(1) On December 31, 2003, we sold $2.8 billion of our higher quality non-conforming real estate secured receivables to HSBC Bank USA. Excluding this sale, real estate secured delinquency would have been 4.13 percent and total delinquency would have been 5.26 percent.

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	12/31/03		9/30/03	12/31/02
Real estate secured	.94	%(1)	.91%	1.11%
Auto finance	6.27	(1)	7.08	7.62
MasterCard/Visa	7.03		7.12	6.98
Private label	4.95		5.46	5.91
Personal non-credit card	10.05		10.72	7.84

Total	4.39	%(1)	4.68%	4.39%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.37%		1.36%	1.48%

(1) In November 2003, we adopted FASB Staff Position Number 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15, and the Measurement of Cumulative Losses Previously Recognized Under Paragraph 37 of FASB Statement No. 144” (“FSP 144-1”). Under FSP 144-1, sales commissions related to the sale of foreclosed assets are recognized as a charge-off through the provision for credit losses. Historically, we had recognized sales commission expense as a component of other servicing and administrative expenses in our statements of income. The adoption increased real estate charge-offs by 6 basis points, auto finance charge-offs by 7 basis points, and total consumer charge-offs by 3 basis points for the quarter ended December 31, 2003. The impact on prior periods was not material.

Credit Loss Reserves

($ millions)	12/31/03		9/30/03	12/31/02
Reserves for managed receivables at beginning of quarter	$5,733.2		$5,638.9	$4,688.8
Provision for credit losses	1,748.0		1,420.6	1,543.0
Charge-offs, net of recoveries	(1,304.1	)(1)	(1,334.3)	(1,181.0)
Other, net	(10.5)		8.0	41.3

Reserves for managed receivables at end of quarter	$6,166.6		$5,733.2	$5,092.1

Reserves as a percent of managed receivables	5.20%		4.89%	4.74%

(1) In November 2003, we adopted FASB Staff Position Number 144-1, “Determination of Cost Basis for Foreclosed Assets under FASB Statement No. 15, and the Measurement of Cumulative Losses Previously Recognized Under Paragraph 37 of FASB Statement No. 144” (“FSP 144-1”). Under FSP 144-1, sales commissions related to the sale of foreclosed assets are recognized as a charge-off through the provision for credit losses. Historically, we had recognized sales commission expense as a component of other servicing and administrative expenses in our statements of income. The adoption increased total charge-offs $10.7 million for the quarter ended December 31, 2003. The impact on prior periods was not material.

Nonperforming Assets

($ millions)	12/31/03	9/30/03	12/31/02
Nonaccrual managed receivables	$4,009.2	$3,943.8	$3,347.2
Accruing managed receivables 90 or more days delinquent	1,215.1	1,187.8	1,173.5
Renegotiated commercial loans	1.6	1.5	1.3

Total nonperforming managed receivables	5,225.9	5,133.1	4,522.0
Real estate owned	631.2	543.0	427.1

Total nonperforming assets	$5,857.1	$5,676.1	$4,949.1

Managed credit loss reserves as a percent of nonperforming managed receivables	118.0%	111.7%	112.6%

Household International, Inc.

Supplemental Managed Basis Information

Restructuring Statistics

Our policies and practices for the collection of consumer receivables, including our account management policies and practices, permit us to reset the contractual delinquency status of an account to current, based on indicia or criteria which, in our judgment, evidence continued payment probability. Such policies and practices vary by product and are designed to manage customer relationships, maximize collection opportunities and avoid foreclosure or repossession if reasonably possible.

As discussed in our Form 10-K for the year ended December 31, 2003, we implemented certain changes to our restructuring policies in 2003. These changes are intended to eliminate and/or streamline exception provisions to our existing policies and are generally effective for receivables originated or acquired after January 1, 2003. Receivables originated or acquired prior to January 1, 2003 generally are not subject to the revised restructure and customer account management policies. However, for ease of administration, in the third quarter of 2003 our mortgage services business elected to adopt uniform policies for all products regardless of the date an account was originated or acquired. Implementation of the uniform policy by mortgage services has the effect of only counting restructures occurring on or after January 1, 2003 in assessing restructure eligibility for purposes of the limitation that no account may be restructured more than four times in a rolling 60 month period. Resetting these counters will not impact the ability of mortgage services to report historical restructure statistics. Other business units may also elect to adopt uniform policies. We do not expect the changes to have a significant impact on our business model or on our results of operations as these changes will generally be phased in as new receivables are originated or acquired.

The tables below summarize approximate restructuring statistics in our managed basis domestic portfolio. We manage our restructuring statistics on a managed basis only because the receivables that we securitize are subject to underwriting standards comparable to our owned portfolio, are serviced and collected without regard to ownership and result in a similar credit loss exposure for us. Our restructure statistics are compiled using certain assumptions and estimates and we continue to enhance our ability to capture restructure data across all business units. When comparing restructuring statistics from different periods the fact that our restructure policies and practices will change over time, that exceptions are made to those policies and practices, and that our data capture methodologies will be enhanced over time, should be taken into account. Further, to the best of our knowledge, most of our competitors do not disclose account restructuring, reaging, loan rewriting, forbearance, modification, deferment or extended payment information comparable to the information we have disclosed, and the lack of such disclosure by other lenders may limit the ability to draw meaningful conclusions about us and our business based solely on data or information regarding account restructuring statistics or policies.

Total Restructured by Restructure Period — Domestic Portfolio (1)

(Managed Basis)

	12/31/03	9/30/03	12/31/02
Never restructured	84.4%	84.2%	84.4%
Restructured:
Restructured in the last 6 months	6.7	7.3	6.5
Restructured in the last 7-12 months	3.8	3.5	4.1
Previously restructured beyond 12 months	5.1	5.0	5.0

Total ever restructured (2)	15.6	15.8	15.6

Total	100.0%	100.0%	100.0%

Total Restructured by Product — Domestic Portfolio (1)

(Managed Basis)

($ millions)	12/31/03		9/30/03		12/31/02
Real estate secured	$9,548.5	19.4%	$9,531.5	18.7%	$8,473.2	19.0%
Auto finance	1,295.5	14.7	1,268.5	15.1	1,242.9	16.7
MasterCard/Visa	583.7	3.1	578.1	3.3	540.8	3.2
Private label	1,064.6	7.1	1,090.7	7.7	1,255.4	9.7
Personal non-credit card	4,074.9	26.6	4,136.4	26.7	3,768.1	23.0

Total (2)	$16,567.2	15.6%	$16,605.2	15.8%	$15,280.4	15.6%

(1) Excludes foreign businesses, commercial and other. Amounts also include accounts as to which the delinquency status has been reset to current for reasons other than restructuring (e.g. correcting the misapplication of a timely payment).

(2) Total including foreign businesses was 14.7% at 12/31/03, 14.9% at 9/30/03, and 14.8% at 12/31/02.

The amount of domestic and foreign managed receivables in forbearance, modification, credit card services approved consumer credit counseling accommodations, rewrites or other account management techniques for which we have reset delinquency and that is not included in the restructured or delinquency statistics was approximately $1.0 billion or 0.9 percent of managed receivables at December 31, 2003, $1.1 billion or 0.9 percent of managed receivables at September 30, 2003 and approximately $900 million or 0.8 percent of managed receivables at December 31, 2002.

Household International, Inc.

Reconciliations to GAAP Financial Measures

Selected Financial Ratios

	Three Months Ended			Twelve Months Ended
($ millions)	12/31/03	9/30/03	12/31/02	12/31/03	12/31/02
Return on Average Common Shareholder’s(s’) Equity:
Net income	$574.3	$471.5	$338.2	$1,665.2	$1,557.8
Dividends on preferred stock	(17.9)	(17.8)	(22.2)	(76.4)	(62.8)

Net income available to common shareholders	$556.4	$453.7	$316.0	$1,588.8	$1,495.0
HSBC acquisition related costs and other merger related items incurred by Household	—	—	—	167.3	—
Settlement charge and related expenses	—	—	—	—	333.2
Loss on the disposition of Thrift assets and deposits	—	—	240.0	—	240.0

Operating net income available to common shareholders	$556.4	$453.7	$556.0	$1,756.1	$2,068.2

Average common shareholder’s(s’) equity	$16,050.5	$15,433.9	$9,113.8	$13,961.9	$8,640.5

Return on average common shareholder’s(s’) equity	13.9%	11.8%	13.9%	11.4%	17.3%
Return on average common shareholder’s(s’) equity, operating basis	13.9	11.8	24.4	12.6	23.9

Return on Average Assets:
Net income	$574.3	$471.5	$338.2	$1,665.2	$1,557.8
Operating net income	574.3	471.5	578.2	1,832.5	2,131.0

Average assets:
Owned basis	$117,659.5	$112,095.2	$101,725.6	$110,139.1	$96,303.6
Serviced with limited recourse	24,568.0	23,719.3	24,234.7	24,130.6	22,371.3

Managed basis	$142,227.5	$135,814.5	$125,960.3	$134,269.7	$118,674.9

Return on average owned assets	1.95%	1.68%	1.33%	1.51%	1.62%
Return on average owned assets, operating basis	1.95	1.68	2.27	1.66	2.21
Return on average managed assets	1.62	1.39	1.07	1.24	1.31
Return on average managed assets, operating basis	1.62	1.39	1.84	1.36	1.80

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,179.3	$1,157.7	$1,015.4	$4,813.8	$4,446.7
HSBC acquisition related costs and other merger related items incurred by Household	—	—	—	(198.2)	—
Settlement charge and related expenses	—	—	—	—	(525.0)

Total costs and expenses less policyholders’ benefits, excluding nonrecurring items	$1,179.3	$1,157.7	$1,015.4	$4,615.6	$3,921.7

Net interest margin and other revenues less policyholders’ benefits:
Owned basis	$2,966.1	$2,870.2	$2,448.5	$11,353.1	$10,431.5
Serviced with limited recourse	831.3	419.3	557.8	2,274.9	1,923.0

Managed basis	$3,797.4	$3,289.5	$3,006.3	$13,628.0	$12,354.5

Loss on disposition of Thrift assets and deposits	—	—	$378.2	—	$378.2
Net interest margin and other revenues less policyholders’ benefits, excluding nonrecurring items:
Owned basis	$2,966.1	$2,870.2	2,826.7	$11,353.1	10,809.7
Serviced with limited recourse	831.3	419.3	557.8	2,274.9	1,923.0

Managed basis	$3,797.4	$3,289.5	$3,384.5	$13,628.0	$12,732.7

Owned basis efficiency ratio	39.8%	40.3%	41.5%	42.4%	42.6%
Owned basis efficiency ratio, operating basis	39.8	40.3	35.9	40.7	36.3
Managed basis efficiency ratio	31.1	35.2	33.8	35.3	36.0
Managed basis efficiency ratio, operating basis	31.1	35.2	30.0	33.9	30.8

Household International, Inc.

Reconciliations to GAAP Financial Measures

Revenues, Average Interest-Earning Assets and Net Interest Margin

	Three Months Ended 12/31/03			Three Months Ended 9/30/03			Three Months Ended 12/31/02
		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse	Managed	Owned	Recourse	Managed	Owned	Recourse	Managed
($ millions)
Finance and other interest income	$2,637.8	$834.1	$3,471.9	$2,575.5	$843.4	$3,418.9	$2,669.1	$864.9	$3,534.0
Interest expense	593.9	134.3	728.2	556.5	133.7	690.2	952.6	166.4	1,119.0

Net interest margin	2,043.9	699.8	2,743.7	2,019.0	709.7	2,728.7	1,716.5	698.5	2,415.0
Provision for credit losses	916.7	831.3	1,748.0	1,001.3	419.3	1,420.6	985.1	557.9	1,543.0

Net interest margin after provision for credit losses	$1,127.2	$(131.5)	$995.7	$1,017.7	$290.4	$1,308.1	$731.4	$140.6	$872.0

Securitization revenue	$334.7	$(69.9)	$264.8	$381.9	$(482.2)	$(100.3)	$536.0	$(324.6)	$211.4
Insurance revenue	192.4	—	192.4	192.7	—	192.7	188.0	—	188.0
Investment income	44.2	—	44.2	37.0	—	37.0	44.2	—	44.2
Fee income	314.0	201.4	515.4	299.5	191.8	491.3	279.9	184.0	463.9
Other income	126.4	—	126.4	35.1	—	35.1	158.3	—	158.3
Loss on disposition of Thrift assets and deposits	—	—	—	—	—	—	(378.2)	—	(378.2)

Total other revenues	$1,011.7	$131.5	$1,143.2	$946.2	$(290.4)	$655.8	$828.2	$(140.6)	$687.6

Average receivables	$94,998.8	$24,568.0	$119,566.8	$91,057.1	$23,719.3	$114,776.4	$83,905.7	$24,234.7	$108,140.4
Average noninsurance investments	4,792.8	—	4,792.8	4,308.9	—	4,308.9	8,009.4	—	8,009.4
Other interest-earning assets	637.4	—	637.4	632.9	—	632.9	579.1	—	579.1

Average interest-earning assets	$100,429.0	$24,568.0	$124,997.0	$95,998.9	$23,719.3	$119,718.2	$92,494.2	$24,234.7	$116,728.9

Net interest margin as a percentage of average interest-earning assets	8.14%	11.39%	8.78%	8.41%	11.97%	9.12%	7.42%	11.53%	8.28%

	Twelve Months Ended 12/31/03			Twelve Months Ended 12/31/02
		Serviced with			Serviced with
		Limited			Limited
	Owned	Recourse	Managed	Owned	Recourse	Managed
($ millions)
Finance and other interest income	$10,262.4	$3,419.6	$13,682.0	$10,525.6	$3,357.8	$13,883.4
Interest expense	2,621.2	566.0	3,187.2	3,871.3	674.9	4,546.2

Net interest margin	7,641.2	2,853.6	10,494.8	6,654.3	2,682.9	9,337.2
Provision for credit losses	3,966.9	2,274.9	6,241.8	3,732.0	1,923.0	5,655.0

Net interest margin after provision for credit losses	$3,674.3	$578.7	$4,253.0	$2,922.3	$759.9	$3,682.2

Securitization revenue	$1,440.3	$(1,293.8)	$146.5	$2,134.0	$(1,429.3)	$704.7
Insurance revenue	745.7	—	745.7	716.4	—	716.4
Investment income	195.7	—	195.7	182.0	—	182.0
Fee income	1,170.3	715.1	1,885.4	948.4	669.4	1,617.8
Other income	536.8	—	536.8	543.4	—	543.4
Loss on disposition of Thrift assets and deposits	—	—	—	(378.2)	—	(378.2)

Total other revenues	$4,088.8	$(578.7)	$3,510.1	$4,146.0	$(759.9)	$3,386.1

Average receivables	$89,067.2	$24,130.6	$113,197.8	$82,582.0	$22,371.3	$104,953.3
Average noninsurance investments	4,650.8	—	4,650.8	4,741.8	—	4,741.8
Other interest-earning assets	629.1	—	629.1	560.2	—	560.2

Average interest-earning assets	$94,347.1	$24,130.6	$118,477.7	$87,884.0	$22,371.3	$110,255.3

Net interest margin as a percentage of average interest-earning assets	8.10%	11.83%	8.86%	7.57%	11.99%	8.47%

Household International, Inc.

Reconciliations to GAAP Financial Measures

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over			Quarter-to-Date Charge-offs,
	Contractual Delinquency			Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net Charge-	Consumer	Net Charge-
	Delinquency	Outstanding	Delinquency	offs	Receivables	offs
($ millions)
December 31, 2003
Owned:
First mortgage(1)	$3.2	$35.0	9.14%	$.1	$35.4	1.13%
Real estate secured	2,216.9	51,221.0	4.33	126.3	53,642.1	.94
Auto finance	104.0	4,138.1	2.51	33.3	3,961.1	3.36
MasterCard/Visa	643.7	11,182.0	5.76	221.9	10,379.1	8.55
Private label	683.7	12,603.8	5.42	158.6	12,563.8	5.05
Personal non-credit card	1,284.6	12,832.0	10.01	343.9	13,605.8	10.11

Total consumer	$4,936.1	$92,011.9	5.36%	$884.1	$94,187.3	3.75%

Serviced with Limited Recourse:
Real estate secured	$21.4	$193.6	11.05%	$.8	$202.8	1.58%
Auto finance	234.4	4,674.8	5.01	102.0	4,666.6	8.74
MasterCard/Visa	236.8	9,966.7	2.38	135.1	9,943.5	5.43
Private label	199.3	5,261.3	3.79	52.4	4,494.7	4.66
Personal non-credit card	740.0	6,104.0	12.12	130.2	5,260.5	9.90

Total	$1,431.9	$26,200.4	5.47%	$420.5	$24,568.1	6.85%

Managed:
First mortgage(1)	$3.2	$35.0	9.14%	$.1	$35.4	1.13%
Real estate secured	2,238.3	51,414.6	4.35	127.1	53,844.9	.94
Auto finance	338.4	8,812.9	3.84	135.3	8,627.7	6.27
MasterCard/Visa	880.5	21,148.7	4.16	357.0	20,322.6	7.03
Private label	883.0	17,865.1	4.94	211.0	17,058.5	4.95
Personal non-credit card	2,024.6	18,936.0	10.69	474.1	18,866.3	10.05

Total consumer	$6,368.0	$118,212.3	5.39%	$1,304.6	$118,755.4	4.39%

(1) Includes our liquidating legacy first and reverse mortgage portfolios

September 30, 2003
Owned:
First mortgage(1)	$4.3	$36.9	11.65%	$.1	$37.9	1.06%
Real estate secured	2,216.7	52,768.9	4.20	116.0	51,047.2	.91
Auto finance	79.3	3,701.1	2.14	36.0	3,113.0	4.62
MasterCard/Visa	592.9	9,892.1	5.99	208.7	9,697.3	8.61
Private label	693.2	12,406.6	5.59	161.8	12,106.7	5.35
Personal non-credit card	1,379.1	13,850.3	9.96	373.9	14,169.9	10.55

Total consumer	$4,965.5	$92,655.9	5.36%	$896.5	$90,172.0	3.98%

Serviced with Limited Recourse:
Real estate secured	$25.0	$214.0	11.68%	$1.1	$227.1	1.94%
Auto finance	241.8	4,699.6	5.15	107.0	4,968.7	8.61
MasterCard/Visa	256.7	9,927.1	2.59	134.7	9,602.5	5.61
Private label	179.4	4,261.4	4.21	61.4	4,241.4	5.79
Personal non-credit card	586.1	5,006.8	11.71	131.3	4,679.6	11.22

Total	$1,289.0	$24,108.9	5.35%	$435.5	$23,719.3	7.34%

Managed:
First mortgage(1)	$4.3	$36.9	11.65%	$.1	$37.9	1.06%
Real estate secured	2,241.7	52,982.9	4.23	117.1	51,274.3	.91
Auto finance	321.1	8,400.7	3.82	143.0	8,081.7	7.08
MasterCard/Visa	849.6	19,819.2	4.29	343.4	19,299.8	7.12
Private label	872.6	16,668.0	5.24	223.2	16,348.1	5.46
Personal non-credit card	1,965.2	18,857.1	10.42	505.2	18,849.5	10.72

Total consumer	$6,254.5	$116,764.8	5.36%	$1,332.0	$113,891.3	4.68%

(1) Includes our liquidating legacy first and reverse mortgage portfolios

	Two-Months-and-Over			Quarter-to-Date Charge-offs,
	Contractual Delinquency			Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net Charge-	Consumer	Net Charge-
	Delinquency	Outstanding	Delinquency	offs	Receivables	offs
December 31, 2002
Owned:
First mortgage(1)	$4.3	$44.3	9.71%	$.1	$46.8	.85%
Real estate secured	1,793.5	45,818.5	3.91	132.5	48,187.6	1.10
Auto finance	80.1	2,023.8	3.96	46.8	2,204.7	8.50
MasterCard/Visa	534.5	8,946.5	5.97	183.0	8,115.3	9.02
Private label	721.4	11,339.6	6.36	167.8	10,565.6	6.35
Personal non-credit card	1,250.5	13,970.9	8.95	278.1	14,364.6	7.74

Total consumer	$4,384.3	$82,143.6	5.34%	$808.3	$83,484.6	3.87%

Serviced with Limited Recourse:
Real estate secured	$31.1	$456.2	6.82%	$2.0	$482.3	1.66%
Auto finance	191.8	5,418.6	3.54	94.6	5,213.2	7.26
MasterCard/Visa	246.6	10,006.1	2.46	132.5	9,965.8	5.32
Private label	177.4	3,577.1	4.96	38.0	3,370.9	4.51
Personal non-credit card	580.2	5,475.5	10.60	105.6	5,202.5	8.12

Total	$1,227.1	$24,933.5	4.92%	$372.7	$24,234.7	6.15%

Managed:
First mortgage(1)	$4.3	$44.3	9.71%	$.1	$46.8	.85%
Real estate secured	1,824.6	46,274.7	3.94	134.5	48,669.9	1.11
Auto finance	271.9	7,442.4	3.65	141.4	7,417.9	7.62
MasterCard/Visa	781.1	18,952.6	4.12	315.5	18,081.1	6.98
Private label	898.8	14,916.7	6.03	205.8	13,936.5	5.91
Personal non-credit card	1,830.7	19,446.4	9.41	383.7	19,567.1	7.84

Total consumer	$5,611.4	$107,077.1	5.24%	$1,181.0	$107,719.3	4.39%

(1) Includes our liquidating legacy first and reverse mortgage portfolios

Household International, Inc.

Reconciliations to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (Continued)

		Serviced with
($ millions)	Owned	Limited Recourse	Managed
Real Estate Charge-offs and REO Expense:
Three months ended December 31, 2003
Real estate charge-offs and REO expense	$183.3	$.8	$184.1
Average real estate secured receivables	53,642.1	202.8	53,844.9

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.37%	1.58%	1.37%

Three months ended September 30, 2003
Real estate charge-offs and REO expense	$172.8	$1.1	$173.9
Average real estate secured receivables	51,047.2	227.1	51,274.3

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.35%	1.94%	1.36%

Three months ended December 31, 2002
Real estate charge-offs and REO expense	$177.5	$2.0	$179.5
Average real estate secured receivables	48,187.6	482.3	48,669.9

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.47%	1.66%	1.48%

Credit Loss Reserves:
Three months ended December 31, 2003
Reserves for receivables at beginning of quarter	$3,779.2	$1,954.0	$5,733.2
Provision for credit losses	916.7	831.3	1,748.0
Charge-offs, net of recoveries	(883.6)	(420.5)	(1,304.1)
Other, net	(19.2)	8.7	(10.5)

Reserves for receivables at end of quarter	$3,793.1	$2,373.5	$6,166.6

Receivables	$92,378.2	$26,200.4	$118,578.6
Credit loss reserves as a percent of receivables	4.11%	9.06%	5.20%

Three months ended September 30, 2003
Reserves for receivables at beginning of quarter	$3,658.6	$1,980.3	$5,638.9
Provision for credit losses	1,001.3	419.3	1,420.6
Charge-offs, net of recoveries	(898.8)	(435.5)	(1,334.3)
Other, net	18.1	(10.1)	8.0

Reserves for receivables at end of quarter	$3,779.2	$1,954.0	$5,733.2

Receivables	$93,027.9	$24,108.9	$117,136.8
Credit loss reserves as a percent of receivables	4.06%	8.10%	4.89%

Three months ended December 31, 2002
Reserves for receivables at beginning of quarter	$3,127.3	$1,561.5	$4,688.8
Provision for credit losses	985.1	557.9	1,543.0
Charge-offs, net of recoveries	(808.3)	(372.7)	(1,181.0)
Other, net	28.5	12.8	41.3

Reserves for receivables at end of quarter	$3,332.6	$1,759.5	$5,092.1

Receivables	$82,562.3	$24,933.5	$107,495.8
Credit loss reserves as a percent of receivables	4.04%	7.06%	4.74%

		Serviced with
($ millions)	Owned	Limited Recourse	Managed
Nonperforming Assets:
December 31, 2003
Nonaccrual receivables	$3,143.6	$865.6	$4,009.2
Accruing receivables 90 or more days delinquent	904.5	310.6	1,215.1
Renegotiated commercial loans	1.6	—	1.6

Total nonperforming receivables	4,049.7	1,176.2	5,225.9
Real estate owned	631.2	—	631.2

Total nonperforming assets	$4,680.9	$1,176.2	$5,857.1

Credit loss reserves as a percent of nonperforming receivables	93.7%	—	118.0%

September 30, 2003
Nonaccrual receivables	$3,197.1	$746.7	$3,943.8
Accruing receivables 90 or more days delinquent	883.1	304.7	1,187.8
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	4,081.7	1,051.4	5,133.1
Real estate owned	543.0	—	543.0

Total nonperforming assets	$4,624.7	$1,051.4	$5,676.1

Credit loss reserves as a percent of nonperforming receivables	92.6%	—	111.7%

December 31, 2002
Nonaccrual receivables	$2,665.9	$681.3	$3,347.2
Accruing receivables 90 or more days delinquent	860.7	312.8	1,173.5
Renegotiated commercial loans	1.3	—	1.3

Total nonperforming receivables	3,527.9	994.1	4,522.0
Real estate owned	427.1	—	427.1

Total nonperforming assets	$3,955.0	$994.1	$4,949.1

Credit loss reserves as a percent of nonperforming receivables	94.5%	—	112.6%

Household International, Inc.

Reconciliations to GAAP Financial Measures

Equity Ratios

	12/31/03	9/30/03	12/31/02
($ millions)
Tangible common equity:
Common shareholder’s(s’) equity	$16,560.3	$15,692.0	$9,222.9
Exclude:
Unrealized (gains) losses on cash flow hedging instruments	(97.4)	(46.3)	736.5
Minimum pension liability	—	—	30.5
Unrealized gains on investments and interest-only strip receivables	(167.0)	(113.4)	(319.3)
Acquired intangibles	(2,855.8)	(2,917.9)	(386.4)
Goodwill	(6,697.0)	(6,629.5)	(1,122.1)

Tangible common equity	6,743.1	5,984.9	8,162.1
Purchase accounting adjustments	2,426.4	2,563.5	—

Tangible common equity, excluding purchase accounting adjustments	$9,169.5	$8,548.4	$8,162.1

Tangible shareholder’s(s’) equity:
Tangible common equity	$6,743.1	$5,984.9	$8,162.1
Preferred stock	1,100.0	1,100.0	1,193.2
Mandatorily redeemable preferred securities of Household Capital Trusts	1,031.2	1,020.6	975.0
Adjustable Conversion-Rate Equity Security Units	519.1	511.0	511.0

Tangible shareholder’s(s’) equity	9,393.4	8,616.5	10,841.3
Purchase accounting adjustments	2,370.2	2,517.9	—

Tangible shareholder’s(s’) equity, excluding purchase accounting adjustments	$11,763.6	$11,134.4	$10,841.3

Tangible shareholder’s(s’) equity plus owned loss reserves:
Tangible shareholder’s(s’) equity	$9,393.4	$8,616.5	$10,841.3
Owned loss reserves	3,793.1	3,779.2	3,332.6

Tangible shareholder’s(s’) equity plus owned loss reserves	13,186.5	12,395.7	14,173.9
Purchase accounting adjustments	2,370.2	2,517.9	—

Tangible shareholder’s(s’) equity plus owned loss reserves, excluding purchase accounting adjustments	$15,556.7	$14,913.6	$14,173.9

Tangible managed assets:
Owned assets	$119,153.9	$114,519.3	$97,860.6
Receivables serviced with limited recourse	26,200.4	24,108.9	24,933.5

Managed assets	145,354.3	138,628.2	122,794.1
Exclude:
Acquired intangibles	(2,855.8)	(2,917.9)	(386.4)
Goodwill	(6,697.0)	(6,629.5)	(1,122.1)
Derivative financial assets	(3,117.7)	(2,094.5)	(1,863.5)

Tangible managed assets	132,683.8	126,986.3	119,422.1
Purchase accounting adjustments	(431.2)	(471.3)	—

Tangible managed assets, excluding purchase accounting adjustments	$132,252.6	$126,515.0	$119,422.1

Equity ratios:
Common and preferred equity to owned assets	14.82%	14.66%	10.64%
Tangible common equity to tangible managed assets	5.08	4.71	6.83
Tangible shareholder’s(s’) equity to tangible managed assets	7.08	6.79	9.08
Tangible shareholder’s(s’) equity plus owned loss reserves to tangible managed assets	9.94	9.76	11.87
Excluding purchase accounting adjustments:
Tangible common equity to tangible managed assets	6.93	6.76	6.83
Tangible shareholder’s(s’) equity to tangible managed assets	8.89	8.80	9.08
Tangible shareholder’s(s’) equity plus owned loss reserves to tangible managed assets	11.76	11.79	11.87